Exhibit 10.32

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential & Proprietary

MATERIAL TRANSFER & COLLABORATIVE TESTING AGREEMENT

This Material Transfer & Collaborative Testing Agreement (“Agreement”) is effective this 5th day of December, 2005, by and between: HOKU SCIENTIFIC, INC., a Delaware corporation (“HOKU”), and SANYO ELECTRIC CO., LTD., a Japanese corporation (“SANYO” and, together with HOKU, the “Parties”).

BACKGROUND & PURPOSE

HOKU is developing a proprietary membrane (“HOKU Membrane”) and proprietary membrane electrode assembly (“HOKU MEA”) that incorporates HOKU Membrane for use in proton exchange membrane fuel cell (“PEMFC”). HOKU is actively seeking development partners and customers for HOKU Membrane and HOKU MEA.

SANYO develops and manufactures PEMFC components, stacks, and integrated systems for residential applications (the “SANYO Products”).

HOKU and SANYO desire HOKU to (i) engineer, test, manufacture and ship HOKU Samples (as defined in Section 3 below) to SANYO at the address set forth on the signature page to this Agreement (the “SANYO Facility”) to allow SANYO to verify the performance and durability of the HOKU Samples, as set forth in this Agreement; and (ii) conduct collaborative tests on HOKU Samples (as defined in Section 4 below), each as set forth in this Agreement.

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Confidentiality. Without limiting the confidentiality terms set forth in Sections 7 and 8 of the Amended Agreement (the “Hoku/Sanyo Agreement”) dated September 30, 2004, by and between the Parties, the terms of this Agreement, the HOKU Samples (as defined below), and the results of any testing performed pursuant to this Agreement, shall be deemed Confidential Information as defined in the Hoku/Sanyo Agreement.

2. SANYO Specifications. Exhibit A attached to this Agreement is a drawing of SANYO’s dimensional requirements for HOKU MEA to be tested by SANYO pursuant to this Agreement (the “SANYO Test Cell Geometry”).

3. HOKU Samples. HOKU shall (i) engineer HOKU MEA to meet the SANYO Test Cell Geometry requirements; (ii) produce HOKU MEA in the quantities described on Exhibit B (the “HOKU Samples”); and (iii) deliver the HOKU Samples to the [ * ]. HOKU and SANYO shall mutually agree to the delivery date of the HOKU Samples. In providing the HOKU Samples to SANYO, this transfer of materials constitutes a limited non-exclusive license to SANYO to test and evaluate the HOKU Samples as set forth in this Agreement.

4. Collaborative Testing. HOKU and SANYO shall conduct the tests of the HOKU Samples as described on Exhibit C attached hereto using [ * ] test equipment at the SANYO Facility (“Collaborative Testing”). SANYO shall maintain custody and control of the HOKU Samples inside the SANYO Facility at all times, and shall not send the HOKU Samples to any other facility for testing or invite any third party to the SANYO Facility to witness the Collaborative Testing without the prior written approval of HOKU. HOKU shall have the right to send up to two (2) representatives to SANYO at the start and at the end of the Collaborative Testing.

SANYO Initials & Date /s/ YI 12/16/05	HOKU Initials & Date /s/ DS 12/18/05

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential & Proprietary

5. Collaborative Testing Results. Upon completion of the Collaborative Testing, SANYO shall provide HOKU with a written summary of the results of the Collaborative Testing (the “Collaborative Testing Report”), comparing actual results to SANYO’s target values. Such results shall be considered the Confidential Information of both Parties pursuant to the Confidentiality Agreement.

6. Costs. Each Party shall bear its own costs and expenses incurred in connection with the Collaborative Testing; provided, however, that SANYO shall pay HOKU the amount set forth on Exhibit B for the HOKU Samples ordered pursuant to Section 3 above. SANYO may order additional HOKU Samples by submitting a purchase order to HOKU. The price for each additional HOKU Sample shall be the same as the price on Exhibit B. In addition, SANYO shall pay HOKU a total flat fee of $250,000 for the Collaborative Testing described in Section 4 above. SANYO shall also pay all applicable sales taxes, excise taxes ($10,415.00), duties, shipping and insurance charges. Hoku shall provide an invoice to Sanyo upon execution of this Agreement for $260,415.00 (Collaborative Testing fee and excise tax), and Sanyo shall pay that amount by February 28, 2006. All purchases of HOKU Samples shall be separately invoiced, and all payments shall be due and payable [ * ] after shipment of the HOKU Samples by HOKU.

7. No Rights. SANYO, as recipient of the HOKU Samples, does not acquire any right, title or interest in the HOKU Samples extending beyond the limited grant in Section 3 above. No rights are granted to SANYO to use the HOKU Samples for purposes of sale, consultation, provision of services or any other commercial purposes under this Agreement. This Agreement does not restrict the right of HOKU to distribute HOKU Samples to other commercial or non-commercial entities. HOKU has no obligation to grant a license to SANYO, and HOKU may grant exclusive or nonexclusive licenses to others who may be investigating, testing, evaluating or using HOKU Samples. This Agreement does not in any way change or amend the rights granted to SANYO by HOKU as part of the Hoku/Sanyo Agreement.

8. Return of HOKU Samples. SANYO agrees that all HOKU Samples remain the property of HOKU. At the earlier of (i) the written request of HOKU, and (ii) upon completion of the Collaborative Testing, all HOKU Samples shall be returned to HOKU or destroyed in the presence of an authorized HOKU representative.

9. No Analysis of HOKU Samples. SANYO agrees not to make or have made any analysis, observation of the chemical composition and/or physical characteristics or to perform any experiment on the HOKU Samples, except for the agreed upon Collaborative Testing.

10. Warranty Disclaimer. THE HOKU SAMPLES PROVIDED TO SANYO ARE PROVIDED AS IS, WITHOUT ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. HOKU MAKES NO REPRESENTATION OR WARRANTY THAT THE USE OF THE HOKU SAMPLES WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT OF A THIRD PARTY. THE HOKU SAMPLES SHALL BE USED SOLELY FOR THE COLLABORATIVE TESTING.

11. Relationship of the Parties. Neither Party shall be under any legal obligation of any kind whatsoever with respect to the other Party except for the matters specifically agreed to herein. Nothing contained in this Agreement shall be construed as constituting the relationship of the Parties to be one of agent/principal, partner, joint-venture or employer/employee, or cause any Party to be liable for any of the debts or obligations of the other, nor shall any Party have the right or authority to act for, incur any liability or obligation of any kind, express, or implied, in the name of or on behalf of any other Party hereto. This Agreement is non-exclusive, and either Party remains free to negotiate or enter into similar relationships with others.

SANYO Initials & Date /s/ YI 12/16/05	HOKU Initials & Date /s/ DS 12/18/05

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential & Proprietary

12. Miscellaneous.

12.1. Term. The term of this Agreement shall commence on January 1, 2006 and shall terminate on July 31, 2006 (the “Initial Term”). All Collaborative Testing shall be completed during the Initial Term.

12.2. Severability. If any provision of this Agreement shall be held invalid by any court of competent jurisdiction, such provision shall be modified to the extent necessary to make it enforceable or, if necessary, shall be inoperative, and the remainder of this Agreement shall remain binding upon the Parties hereto.

12.3. Counterparts. This Agreement may be executed in several counterparts, including counterparts transmitted by telecopier, telefax, or any similar means of electronic transmission, each of which shall be an original, and all of which together shall constitute but one and the same instrument.

12.4. No Third Party Beneficiaries. This Agreement confers no rights whatsoever upon any persons, other than the Parties hereto.

12.5. Waiver. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as waiver thereof, nor shall any single or partial exercise of any right hereunder by any Party preclude any other or further exercise of any other right and no waiver shall be valid unless in a signed writing, and then only to the extent specifically set forth in such writing. No waiver of any right hereunder shall operate as a waiver of any other or of the same or similar right on another occasion.

12.6. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Hawaii applicable to agreements made and to be performed in the State of Hawaii, without giving effect to conflicts of law principles. The parties also consent to personal jurisdiction over them in the courts of the State of Hawaii. Service of process upon any party shall be sufficient if made in accordance with the laws of the State of Hawaii or in accordance with the notice provision in this Agreement.

12.7. Injunctive Relief. Each Party agrees that the restrictions set forth herein are necessary and reasonable in order to protect the interests of the other Party and that any violations of the terms set forth herein will cause irreparable injury to the non-breaching Party. Each Party further agrees that money damages would not be a sufficient remedy for any breach of this Agreement. As a result, each Party hereby agrees that upon any breach of the covenants and agreements set forth herein, the non-breaching Party will be entitled to specific performance and injunctive relief as remedies for any such breach without the necessity of posting a bond, given the disparate sizes of the parties. Such remedies will not be deemed to be the exclusive remedies for any breach of the Agreement but will be in addition to all other remedies available at law or in equity to the non-breaching Party.

12.8. Notices. Notices required or appropriate to be given under this Agreement shall be given by hand delivery or facsimile or electronic mail transmission and by certified mail return receipt requested, to the address set forth on the signature page hereto, or in such other manner as shall be agreed to in writing by the Parties.

SANYO Initials & Date /s/ YI 12/16/05	HOKU Initials & Date /s/ DS 12/18/05

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential & Proprietary

12.9. Headings. The Section headings contained in this Agreement are not part of this Agreement, are for the convenience of reference only and shall not affect the meaning, construction or interpretation of this Agreement.

12.10. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of each of the Parties hereto and their respective successors and assigns.

12.11. Assignment. This Agreement may not be assigned by either Party without the prior written consent of the Parties.

12.12. Integration of Prior Agreements; Amendment. This Agreement and the Hoku/Sanyo Agreement set forth the entire understanding of the Parties regarding the matters set forth herein and therein, and supersedes all prior agreements, whether oral or written, regarding the subject matter hereof; provided, however, that the Hoku/Sanyo Agreement shall survive the execution and termination of this Agreement. Any amendment to this Agreement must be in writing and signed by the Parties.

12.13. Currency. All references to currencies in this Agreement shall be U.S. Dollars, and all payments made pursuant to this Agreement shall be in U.S. Dollars.

(Signature Page Immediately Follows)

SANYO Initials & Date /s/ YI 12/16/05	HOKU Initials & Date /s/ DS 12/18/05

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential & Proprietary

IN WITNESS WHEREOF, the Parties have executed this Material Transfer & Collaborative Testing Agreement as of the date first set forth above.

SANYO:		HOKU:

SANYO ELECTRIC COMPANY, LTD.		HOKU SCIENTIFIC, INC.

By:	/s/ Yasuhiko Itoh	By:	/s/ Dustin Shindo
Name:	Yasuhiko Itoh	Name:	Dustin Shindo
Title:	General Manager Authorized Signatory	Title:	Chief Executive Officer Authorized Signatory

SANYO Facility:

SANYO ELECTRIC COMPANY, LTD. R&D Headquarters 1-1-1, Sakata, Oizumi-Machi, Ora-Gun Gunma, 370-0596, Japan Fax: [ * ] Attn: Yasuhiko Itoh, General Manager		HOKU SCIENTIFIC, INC. 1075 Opakapaka Street Kapolei, Hawaii 96707-1887 USA Fax: 808-682-7807 Attn: Dustin Shindo, CEO

SIGNATURE PAGE TO MATERIAL TRANSFER & COLLABORATIVE TESTING AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential & Proprietary

EXHIBIT A

SANYO TEST CELL GEOMETRY

[ * ]

    [ * ]

    [ * ]

[ * ]

        [ * ]

            [ * ]

SANYO Initials & Date /s/ YI 12/16/05	HOKU Initials & Date /s/ DS 12/18/05

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential & Proprietary

EXHIBIT B

HOKU SAMPLES

HOKU Samples shall include the following:

Sample Description	Active Electrode Area	Total Membrane Area	Number of Units	Unit Cost	Total Cost

[ * ]	[*]	[*] [*]	[*]	[*]	[*]

[ * ]	[*] [*]	[*] [*]	[*]	[*]	[*]
				TOTAL	[*]

SANYO Initials & Date /s/ YI 12/16/05	HOKU Initials & Date /s/ DS 12/18/05

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential & Proprietary

EXHIBIT C

COLLABORATIVE TESTING

HOKU and SANYO shall perform the following tests of the HOKU Samples pursuant to Section 4 of the Material Transfer & Collaborative Testing Agreement.

Test Description	Start Date	End Date	Location
[ * ]	[*]	[*]	SANYO
[ * ] [ * ]	[*]	[*]	SANYO
[ * ] [ * ]	[*]	[*]	SANYO
[ * ] [ * ]	[*]	[*]	SANYO
- [*] - [*] - [*] - [*]

SANYO Initials & Date /s/ YI 12/16/05	HOKU Initials & Date /s/ DS 12/18/05